UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 26, 2006

AMERICAN ITALIAN PASTA COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-13403	84-1032638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Employer No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri	64116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(816) 584-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 26, 2006, American Italian Pasta Company (the “Company”) received notice that the New York Stock Exchange (the “NYSE”) has granted an additional trading period of up to six months, through December 31, 2006, to allow the Company to complete and file its Annual Report on Form 10-K for the year ended September 30, 2005 with the Securities and Exchange Commission. During the period, trading of the Company’s shares on the NYSE will remain unaffected. The period is subject to review by the NYSE on an ongoing basis.

In the event that the Company does not file its Annual Report on Form 10-K for 2005 with the SEC by December 31, 2006, NYSE Rule 802.01E requires the NYSE to move forward with the initiation of suspension and delisting procedures. The Company expects to meet the timing requirements set forth by the NYSE.

A copy of the press release announcing this additional trading period is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated June 26, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2006	AMERICAN ITALIAN PASTA COMPANY

	By:	/s/ George D. Shadid
George D. Shadid
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 26, 2006